Marco Targeted Return Fund

                                   PROSPECTUS

                                December 15, 2004


INVESTMENT OBJECTIVE:
Total Return




300 Atlanta Financial Center
3343 Peachtree Road, NE
Atlanta, GA 30326
800-440-9341















         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                          PAGE

RISK/RETURN SUMMARY..........................................................3

FEES AND EXPENSES OF INVESTING IN THE FUND...................................6

HOW TO BUY SHARES............................................................6

HOW TO REDEEM SHARES.........................................................9

DETERMINATION OF NET ASSET VALUE............................................11

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................11

MANAGEMENT OF THE FUND......................................................13

PRIVACY POLICY..............................................................14

FOR MORE INFORMATION................................................BACK COVER

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

     The investment objective of the Marco Targeted Return Fund (the "Fund") is total return.

PRINCIPAL STRATEGIES

     The Fund invests primarily in equity securities of large-capitalization U.S. companies that, in the opinion of the Fund's advisor, Marco Investment Management, LLC, present significant growth potential at a reasonable valuation. The advisor utilizes a top down approach to stock selection, focusing on companies with healthy growth prospects that are trading at reasonable values. The advisor generally seeks to hedge the Fund's risk of loss by diversifying its portfolio and by writing call options against the stocks held in the Fund's portfolio.

     In selecting stocks for the Fund's portfolio, the advisor typically will evaluate the stock price and growth rate potential of large-capitalization U.S. companies that are listed on various major exchanges. In determining the particular stocks to purchase, the advisor will seek to identify stocks with consistent or accelerated earnings trends, strong or improving industry position, proven management, positive cash flow and reasonable valuations. The advisor generally will select stocks of companies with a market capitalization exceeding $3 billion, although small to medium-cap companies will not be excluded because of size if they present outstanding opportunities for growth.

     The Fund typically sells covered call options on equity securities held in the Fund's portfolio in an attempt to target a particular rate of return. The Fund will not write options on securities that it does not hold in its portfolio. The advisor may use the sale of call options as an additional tool for hedging against downward movements.

     The Fund will sell a call option only if the obligation taken on by the sale of the call is "covered," that is, the Fund owns the underlying security. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When used for hedging purposes, an imperfect correlation between the price movements of the price set by the option and that of the underlying security sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss. The Fund's obligations on an option will terminate when the holder exercises the option, the option expires or, prior to the expiration date, the Fund closes out its position by purchasing the option at the current market value. Specific market movements can not be predicted with certainty.

     Equity securities in which the Fund may invest primarily will consist of U.S. common stocks. The Fund also may invest in American Depositary Receipts ("ADRs"). An ADR is an U.S. dollar- denominated certificate issued by an U.S. bank that evidences ownership of shares of a foreign company. ADRs are alternatives to the direct purchase of the underlying foreign stock.

     The Fund may sell a security when the advisor believes the company no longer represents a good investment, when better investment opportunities are present or when, in the opinion of the advisor, the security has reached its optimal value such that option writing is unlikely to yield additional returns. The advisor will engage in active trading of the Fund's portfolio securities as a result of its investment and option strategy. The advisor expects that the portfolio turnover rate for the Fund's initial fiscal year likely will exceed 100%, the effects of which are described below under "Turnover Risk."


PRINCIPAL RISKS OF INVESTING IN THE FUND

o GROWTH AND VALUE RISK. The Fund invests in companies that appear to be growth-oriented companies and which are trading at a reasonable valuation. Growth companies are those that the advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. Value stocks are those that the advisor believes are trading below their market values. If the advisor's perceptions of a company's growth potential or its determination that a stock is undervalued are wrong, the securities purchased may not perform as expected. For example, the market may not recognize the intrinsic value of a stock believed by the advisor to be undervalued, or the value of such stock may actually go down, reducing the Fund's return.
o OPTION RISK. Specific market movements of an option and the underlying security cannot be predicted with certainty. While the advisor may enter into a hedging transaction to reduce a perceived risk, unanticipated changes in the market conditions may result in a poorer overall performance than if the Fund had not written the option. In addition, the degree correlation between the price movements on the option and the portfolio holdings being hedged may vary. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.
o HEDGING RISK. The Fund will use options to hedge against the risk of loss with respect to securities in its portfolio. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio securities or prevent losses if the values of such securities decline. Such hedging transactions also may limit the opportunity for gain if the value of the portfolio security would have increased beyond the price set by the option. In addition, it may not be possible for the Fund to sell an option if the price fluctuation is so generally anticipated that the option could not be sold at a price sufficient to protect the Fund's portfolio securities from declining in value.
o TURNOVER RISK. The Fund is actively managed and its portfolio turnover rate may be extremely high. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.
o MANAGEMENT RISK. The advisor's investment approach may fail to produce the intended results. If the advisor's perception of the growth prospects of a company is not realized in the expected time frame, or the advisor's option writing program does not produce the intended results, the Fund's overall performance may suffer.
o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.
o AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

      The Fund may be suitable for:

o    Long-term investors seeking a fund with a capital appreciation strategy.
o    Investors  who  can  tolerate  the  risks   associated  with  common  stock
     investments.
o    Investors who can tolerate the risks associated with option writing.


GENERAL

     The investment objective of the Fund may be changed without shareholder approval upon 60 days prior written notice to shareholders.

     From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities, exchange-traded funds, money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.


HOW HAS THE FUND PERFORMED IN THE PAST?

     The Fund recently commenced operations and, as a result, has no prior performance history.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases .........................NONE
Maximum Deferred Sales Charge (Load)......................................NONE
Redemption Fee1, 2........................................................1.00%
Exchange Fee..............................................................NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees...........................................................1.00%
Distribution (12b-1) Fees.................................................NONE
Other Expenses3...........................................................0.75%
Total Annual Fund Operating Expenses (Before Waiver) .....................1.75%
Fee Waiver4...............................................................0.25%
Net Expenses..............................................................1.50%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund's costs, the Fund charges a 1.00% redemption fee on shares redeemed within 30 days after they are purchased. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.
2 A wire transfer fee is charged to defray custodial charges for redemptions paid by wire transfer. This fee, currently $15, is subject to change.
3 Based on estimated amounts for the initial fiscal year.
4 The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.50% of the Fund's average daily net assets for the fiscal years ending November 30, 2005 and 2006.

Example:
--------

Based on the costs above, this example helps you compare the expenses of the Fund's shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year                    3 Years

                        $153                       $501



                                HOW TO BUY SHARES

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

     The minimum initial investment in the Fund is $5,000 for individual accounts and $3,000 for individual retirement accounts (IRAs). Subsequent investments are subject to a minimum of $100 for each account. The advisor may, in its sole discretion, waive these minimums for and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.


INITIAL PURCHASE

      BY MAIL - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and
o    a check (subject to the minimum amounts) made payable to the Fund.

Mail the application and check to:

U.S. MAIL:                            OVERNIGHT:
Marco Targeted Return Fund            Marco Targeted Return Fund
c/o Unified Fund Services, Inc.       c/o Unified Fund Services, Inc.
P.O. Box 6110 431                     North Pennsylvania Street
Indianapolis, Indiana 46206-6110      Indianapolis, Indiana 46204

     BY WIRE - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at 1-800-440-9341 to obtain instruction on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

      Huntington National Bank
      ABA #0440-0002-4
      Attn: Marco Targeted Return Fund
      Account Name _________________(write in shareholder name)
      For the Account # ______________(write in account number)
      D.D.A.# 01892316985

     You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.


ADDITIONAL INVESTMENTS

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name
      -the name of your account(s)
      -your account number(s)
      -a check made payable to Marco Targeted Return Fund

Checks should be sent to the Fund at the address listed under the heading "How to Buy Shares - Initial Purchase" in this prospectus. A bank wire should be sent as outlined under the heading "Initial Purchase - By Wire" in this prospectus.

AUTOMATIC INVESTMENT PLAN

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

TAX SHELTERED RETIREMENT PLANS

     Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

     The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its servicing agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature stamp guarantee must utilize a New Technology Medallion stamp.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

 U.S. MAIL:                              OVERNIGHT:
 Marco Targeted Return Fund              Marco Targeted Return Fund
 c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
 P.O. Box 6110                           431 North Pennsylvania Street
 Indianapolis, Indiana 46206-6110        Indianapolis, Indiana 46204

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-800-440-9341 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     BY TELEPHONE - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at 1-800-440-9341. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at 1-800-440-9341. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

     MARKET TIMERS REDEMPTION FEE - The Fund is intended for long-term investors. Short-term market timers who engage in frequent trading into and out of the Fund can disrupt the Fund's investment strategy and generate additional transaction costs to Fund shareholders. To avoid hurting long-term shareholders who do not generate these costs, the Fund imposes a redemption fee of 1.00% on shares redeemed less than 30 days after they are purchased, which will be deducted from redemption proceeds. The Fund uses a "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders. The Fund may waive the redemption fee for mandatory withdrawals from retirement accounts and for its systematic withdrawal plan. The Fund may also waive the redemption fee in other circumstances if the advisor determines it is in the best interests of the Fund to do so.


                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

     Securities which are traded on any exchange or on the Nasdaq over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. Lacking a closing price, a security is valued at its last bid price except when, in the advisor's opinion, the last bid price does not accurately reflect the current value of the security. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Board of Trustees.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     TAXES. Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. Dividends normally will be distributed by the Fund on an annual basis.

     The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when a Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

     Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

     You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES FOR TAXABLE ACCOUNTS

     The following discussion reflects the recent enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").


Type of Transaction                                          Tax Status
-------------------                                          ----------

Qualified dividend income                                    Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions                    Ordinary income rate

Net long-term capital gain distributions                     Generally maximum 15% on non-corporate taxpayers*


Sales of shares
(including redemptions) owned                                Gains taxed at generally maximum 15%
more than one year                                           on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                                Gains are taxed at the same rate as ordinary income;
for one year or less                                         losses are subject to special rules

                                                             *For gains realized between May 6, 2003 and December 31, 2008.

     Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

     If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

     If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

     BECAUSE YOUR TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE AND LOCAL TAX CONSEQUENCES.

                             MANAGEMENT OF THE FUND

     Marco Investment Management, LLC, 300 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, Georgia 30326, serves as investment advisor to the Fund. Steven Marco founded the advisor in 1998 to provide equity and fixed income portfolio management to a select group of private and institutional clients. As of October 1, 2004, the advisor managed over $750 million in assets. The advisor is 100% employee-owned. For its advisory services, the advisor is paid a fee at the annual rate of 1.00% of the Fund's average daily net assets. The advisor contractually has agreed to waive its fee and reimburse Fund expenses so that the Fund's total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.50% for the fiscal years ending November 30, 2005 and 2006. The Fund is the first mutual fund advised by the advisor.

     PORTFOLIO MANAGERS: The advisor's investment committee will be responsible for making investment decisions for the Fund. Steven Marco, Kenneth M. Ezell and Steven W. Fisher serve on the advisor's investment committee.

     Mr. Steven Marco, Chartered Financial Analyst, has the day-to-day responsibility for managing the Fund's portfolio and ultimate decision-making authority in selecting portfolio securities. Mr. Marco is the managing member of the advisor and guides the growth, development, and overall investment philosophy of the advisor. Prior to founding the advisor in 1998, Mr. Marco served as a portfolio manager for Bank of America from 1992 to 1998, where he managed portfolios for high net-worth individuals and institutional clients and advised clients on the use of derivative contracts to hedge risk for concentrated equity positions in taxable accounts. Mr. Marco graduated from Emory University with a BA in Economics and Political Science in 1990 and he received an MBA from Emory University in 1994.

     Mr. Kenneth M. Ezell, Chartered Financial Analyst, serves on the investment committee and makes recommendations with respect to the Fund's investments. Mr. Ezell is an executive vice president of the advisor responsible for managing traditional equity and balanced accounts, and he is responsible for managing the advisor's small-cap equity strategy. Mr. Ezell has over 20 years of investment management experience. From 1995 to 2000, Mr. Ezell was a portfolio manager with NewCrest Advisors, a Mitchell Hutchins Asset Management Co. subsidiary that was acquired by the advisor in 2000. Prior to joining NewCrest, Mr. Ezell served for ten years as a senior portfolio manager at NationsBank Investment Management managing portfolios for both high net-worth individuals and institutional clients. Mr. Ezell is a graduate, with honors, of Millsaps College where he received an undergraduate and a master's degree, each in Business Administration, in 1981 and 1984, respectively.

     Mr. Steven W. Fisher, Chartered Financial Analyst, also serves on the investment committee and makes recommendations with respect to the Fund's investments. Mr. Fisher is an executive vice president of the advisor and the senior portfolio manager responsible for the advisor's fixed income strategy. Mr. Fisher has over 30 years experience in the investment management industry. He began his career as a stock analyst and portfolio manager in 1971 with Lincoln National Bank in Indiana. Mr. Fisher joined NewCrest in 1982 (then called MH Edie Investment Counsel) and served in various positions, including as Managing Director and President. Mr. Fisher received a BS degree from Purdue University in 1967 and an MSBA degree from Indiana University in 1976.

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

     CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports will contain management's discussion of market conditions and investment strategies that significantly affect the Fund's performance results as of the Fund's future semi-annual or annual periods.

     Call the Fund at 1-800-440-9341 to request free copies of the SAI, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.













Investment Company Act #811-21237

                           MARCO TARGETED RETURN FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 15, 2004

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Marco Targeted Return Fund (the "Fund") dated December 15 2004, 2004. A free copy of the Prospectus can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (800) 440-9341.

                                TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

DESCRIPTION OF THE TRUST AND FUND............................................2


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS........3

INVESTMENT LIMITATIONS.......................................................4

INVESTMENT ADVISOR...........................................................7

TRUSTEES AND OFFICERS........................................................8

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................11

PROXY VOTING POLICY.........................................................12

DETERMINATION OF NET ASSET VALUE............................................13

REDEMPTION IN-KIND..........................................................13

INVESTMENT PERFORMANCE......................................................14

STATUS AND TAXATION OF THE FUND.............................................15

CUSTODIAN...................................................................17

FUND SERVICES...............................................................17

ACCOUNTANTS.................................................................18

DISTRIBUTOR.................................................................18

FINANCIAL STATEMENTS........................................................18

DESCRIPTION OF THE TRUST AND FUND

     Marco Targeted Return Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on December 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on December 15, 2004. The investment advisor to the Fund is Marco Investment Management, LLC (the "Advisor").

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable for further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Certificate of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

     The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's initial annual report will contain additional performance information and will be made available to investors upon request and without charge.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This  section  contains  additional   information  regarding  some  of  the
investments the Fund may make and some of the techniques it may use.


A. EQUITY SECURITIES - The Fund will invest primarily in the common stocks of large capitalization companies, although the Fund may also invest in other forms of equity securities including preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depository Receipts ("ADRs"), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

     Common stocks represent an equity (ownership) interest in a corporation. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds.

     Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

B. OPTIONS - The Fund may sell covered call options on equity securities held in the Fund's portfolio in an attempt to target a particular rate of return. The Fund will not write options on securities that it does not hold in its portfolio. The advisor may use the sale of call options as additional tools for participating in upward price movements or hedging against downward movements.

The Fund will sell a call option only if the obligation taken on by the sale of the call is "covered," that is, the Fund owns the underlying security. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When used for hedging purposes, an imperfect correlation between the price movements of the price set by the option and that of the underlying security sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss. Specific market movements can not be predicted with certainty. The Fund's obligations on an option will terminate when the holder exercises the option, the option expires or, prior to the expiration date, the Fund closes out its position by purchasing the option at the current market value.

C. AMERICAN DEPOSITARY RECEIPTS - American Depositary Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. ADRs are certificates evidencing ownership of shares of the foreign-based issuer held in trust by the bank or similar financial institution. Designed for use in U.S. securities markets, respectively, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs are subject to the same risks as the foreign securities to which they relate. To the extent that the Fund invests in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

D. CONVERTIBLE SECURITIES - A convertible security may be preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the dividend generally paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, including (a) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (b) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

INVESTMENT LIMITATIONS

     A.  Fundamental.  The  investment  limitations  described  below  have been
         -----------
adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority of the outstanding shares" of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank,
        ---------------
provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.  Senior  Securities.  The Fund will not issue  senior  securities.  This
         ------------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

     3. Underwriting.  The Fund will not act as underwriter of securities issued
        ------------
by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real  Estate.  The Fund will not  purchase  or sell  real  estate.  This
        ------------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5.  Commodities.  The Fund will not  purchase  or sell  commodities  unless
         -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6.  Loans.  The Fund will not make  loans to other  persons,  except (a) by
         -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7.  Concentration.  The Fund  will not  invest  more  than 25% of its total
         -------------
assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8. Diversification.  With respect to 75% of its total assets, the Fund will
        ---------------
not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     B.  Non-Fundamental.  The  following  limitations  have been adopted by the
         ---------------
Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1.  Pledging.  The Fund will not mortgage,  pledge,  hypothecate  or in any
         --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.  Borrowing.  The Fund will not purchase any  security  while  borrowings
         ---------
(including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. Margin Purchases.  The Fund will not purchase securities or evidences of
        ----------------
interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4. Short Sales. The Fund will not effect short sales of securities except
         -----------
as described in the Prospectus or this SAI.

      5. Options. The Fund will not purchase or sell puts, calls, options or
         -------
straddles except as described in the Prospectus or this SAI.

      6. Illiquid Securities. The Fund will not purchase illiquid securities
         -------------------
which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

      7. Loans of Portfolio Securities. The Fund will not make loans of
         -----------------------------
portfolio securities.

INVESTMENT ADVISOR

     The Fund's Advisor is Marco Investment Management, LLC, 300 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, GA 30326. The investment decisions for the Fund are made by portfolio managers Steven S. Marco, Kenneth
M. Ezell and Steven W. Fisher. The Advisor is 100% employee-owned.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund's total annual operating expenses, excluding any brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.50% of its average daily net assets for the fiscal years ending November 30, 2005 and 2006.

     The Agreement was approved by the Trustees, including all of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees"), at an in-person meeting held on December 13, 2004. In determining whether to approve the Agreement, the Board requested and reviewed materials furnished by the Advisor in advance of the meeting, including the Advisor's financial information, an investment questionnaire describing the Advisor's investment strategy, and Advisor's Form ADV Part II, which included a description of its business and personnel, information about its policies and practices regarding best execution, trade allocation, soft dollars, and insider trading and other policies and procedures included in its compliance program, and a representation from the Advisor that there are no pending material legal proceedings or securities enforcement proceedings regarding the Advisor or its personnel.

     The Board met with a representative of the Advisor, who presented information to the Trustees about the firm, its portfolio managers and analysts, its investment philosophy, investment process and in-house research facilities, sell discipline, and the portfolio characteristics of its emerging growth composite. The Trustees discussed the fact that the Advisor currently has over $700 million in assets under management, and that the Advisor currently manages private accounts using a targeted equity return strategy similar to the strategy that will be used to manage the Fund. The Trustees reviewed the positive performance of the Advisor's targeted equity return private accounts for the period February 2003 through June 2004. The Trustees noted that the Fund's management fee and total expense ratio are comparable to those of its peers, and that the Advisor has agreed to cap the Fund's expenses for its first two fiscal years. The Trustees reviewed the business background and prior investment management experience of the Advisor's investment committee and noted that their combined experience was substantial. Based on these factors, the Trustees, including the Independent Trustees voting separately, determined that the Management Agreement between the Trust and the Advisor was in the best interests of the Fund and its shareholders.

     As a result of their considerations, the Trustees determined that the proposed Agreement was in the best interests of the Fund and its shareholders.

     The Advisor retains the right to use the name "Marco" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Marco" automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The  following  table  provides   information   regarding  the  Independent
Trustees.

----------------------------------------------------- ----------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH FUND   PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER
COMPLEX,** TERM OF POSITION WITH TRUST                DIRECTORSHIPS
----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992. Trustee of AmeriPrime
Independent Trustee, December 2002 to present         Advisors Trust since July 2002 and AmeriPrime Funds, since 1995.
                                                      Trustee of CCMI Funds since June 2003. Trustee of Access Variable
                                                      Insurance Trust, since April 2003.
----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Advisors
Lead Independent Trustee, December 2002 to present    Trust since November 2002 and AmeriPrime Funds since December
                                                      2002. Trustee of CCMI Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President, 2004 to present, Vice President and General
                                                      Manager, 1990 to 2003, International Crankshaft Inc., an
Independent Trustee, December 2002 to present         automotive equipment manufacturing company; Trustee, The
                                                      Unified Funds, from 1994 to 2002; Trustee, Firstar Select
                                                      Funds, a REIT mutual fund, from 1997 to 2000. Trustee of
                                                      AmeriPrime Advisors Trust since November 2002 and AmeriPrime
                                                      Funds since December 2002.  Trustee of CCMI Funds since June
                                                      2003.
----------------------------------------------------- ----------------------------------------------------------------

* The address for each trustee is 431 N. Pennsylvania, Indianapolis, IN 46204.

** Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and the Trust. The Fund Complex currently consists of 31 series.

     The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds' independent auditors and the full Board of Trustees. The Audit Committee met four times for the year ended December 31, 2003.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.


----------------------------------------------------- ----------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH FUND   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
COMPLEX,** TERM OF POSITION WITH TRUST                AND OTHER DIRECTORSHIPS
----------------------------------------------------- ----------------------------------------------------------------
Ronald C. Tritschler (1952)***                        Chief Executive Officer, Director and legal counsel of The Webb
                                                      Companies, a national real estate company, from 2001 to
Trustee, December 2002 to present                     present; Executive Vice President and Director of The Webb
                                                      Companies from 1990 to 2000; Director, First State Financial, from 1998 to present; Director, Vice President and legal
                                                      counsel for The Traxx Companies, an owner and operator of
                                                      convenience stores, from 1989 to present; Trustee of
                                                      AmeriPrime Advisors Trust and AmeriPrime Funds since July
                                                      2002.  Trustee of CCMI Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------
Anthony J. Ghoston (1959)                             Executive Vice President of Unified Fund Services, Inc. since
                                                      June 2004; Senior Vice President of Unified Fund Services,
President, July 2004 to present                       Inc., the Trust's administrator, from April 2003 to June 2004;
                                                      Senior Vice President and Chief Information Officer of Unified
                                                      Financial Services since 1997.
----------------------------------------------------- ----------------------------------------------------------------
Thomas G. Napurano (1941)                             Chief Financial Officer and Executive Vice President of
                                                      Unified Financial Services, Inc., the parent company of the
Chief Financial Officer and Treasurer, December       Trust's administrator and Distributor; Director, Unified
2002 to present                                       Financial Services, Inc., from 1989 to March 2002.  CFO of
                                                      AmeriPrime Advisors Trust since October 2002 and AmeriPrime
                                                      Funds since October 2002. CFO of CCMI Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                       Vice President Fund Administration, Unified Fund Services,
                                                      Inc., the Trust's administrator, December 2003 to present;
Secretary, September 2004 to present                  Assistant Vice President, US Bancorp Fund Services LLC, 2000
                                                      to December 2003, Trust Officer 1998 to 2000
----------------------------------------------------- ----------------------------------------------------------------
Lynn E. Wood (1946)                                   Chairman - September  2004 to present, Unified Financial
                                                      Securities, Inc. the parent company of the Trust's
Chief Compliance Officer, September 2004 to present   administrator and Distributor, Chief Compliance Officer - 2000
                                                      to September 2004,  President and Chief Compliance Officer -
                                                      1997 through 2000; Director of Compliance, Unified Fund
                                                      Services, Inc. the Trust's administrator, October 2003 to
                                                      September 2004.
----------------------------------------------------- ----------------------------------------------------------------
*    The address for each of the trustees and officers is 431 N. Pennsylvania, Indianapolis, IN  46204.

** Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and the Trust. The Fund Complex
currently consists of 31 series.

*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.

     The following table provides information regarding shares of the Fund and other portfolios of the Fund Complex owned by each Trustee as of December 31, 2003.

-------------------------------------- ----------------------------------- -----------------------------------------
                                                                            AGGREGATE DOLLAR RANGE OF SHARES OF ALL
               TRUSTEE                    DOLLAR RANGE OF FUND SHARES           FUNDS WITHIN THE FUND COMPLEX*
-------------------------------------- ----------------------------------- -----------------------------------------
Gary E. Hippenstiel                                   None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Ronald Tritschler                                     None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Stephen Little                                        None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Daniel Condon                                         None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------

     * Fund Complex refers to AmeriPrime Funds, AmeriPrime Advisors Trust and the Trust. The Fund Complex currently consists of 31 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees by each series in the Fund Complex on an individual basis and by the Fund Complex on an aggregate basis, assuming that there are 31 series in the Fund Complex. Trustee fees and expenses of the Trust are Fund Complex expenses and each series, including the Fund, incurs its pro rata share of expenses based on the number of series in the Fund Complex. As a result, the amount paid by each series will increase or decrease as new series are added or removed from the Fund Complex.


==================================== =================== =================== =================== ======================
                                         AGGREGATE           PENSION OR       ESTIMATED ANNUAL    TOTAL COMPENSATION
                                        COMPENSATION         RETIREMENT        BENEFITS UPON      FROM TRUST AND FUND
       INDEPENDENT TRUSTEES            FROM EACH FUND     BENEFITS ACCRUED       RETIREMENT            COMPLEX*
                                                          AS PART OF FUND
                                                              EXPENSES
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Gary E. Hippenstiel, Trustee and           $1,241                $0                  $0                 $36,000
Chairman of the Audit Committee
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Stephen A. Little, Trustee                 $1,241                $0                  $0                 $36,000
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Daniel Condon, Trustee                      $828                 $0                  $0                 $24,000

==================================== =================== =================== =================== ======================
                                         AGGREGATE           PENSION OR       ESTIMATED ANNUAL    TOTAL COMPENSATION
   NON-INDEPENDENT TRUSTEES AND         COMPENSATION         RETIREMENT        BENEFITS UPON      FROM TRUST AND FUND
             OFFICERS                  FROM EACH FUND     BENEFITS ACCRUED       RETIREMENT            COMPLEX*
                                                          AS PART OF FUND
                                                              EXPENSES
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Ronald C. Tritschler, Trustee               $828                 $0                  $0                 $24,000
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Thomas G. Napurano, CFO and                  $0                  $0                  $0                   $0
Treasurer
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Anthony Ghoston, President and CEO           $0                  $0                  $0                   $0
==================================== =================== =================== =================== ======================
Freddie Jacobs, Secretary                    $0                  $0                  $0                   $0
==================================== =================== =================== =================== ======================
Lynn Wood, Chief Compliance Officer        $4,032                $0                  $0                $125,000
==================================== =================== =================== =================== ======================

* Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified Series Trust. The Fund Complex currently consists of 31 series.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. Advisor may receive numerous research reports and news services that allow Advisor's portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients' portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

     The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

     The Trust and the Advisor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.


PROXY VOTING POLICY

     The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Trust's policy delegates proxy voting to the Advisor, subject to the Advisor's proxy voting policy and the supervision of the Board of Trustees. The Trust's policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions. The

Advisor's policy provides that generally Advisor will vote: (1) for routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and proposals that increase or strengthen shareholder rights; and (2) against proposals that the Advisor believes will negatively impact shareholder values or rights. For non-routine proposals, the Advisor's policy provides that it shall conduct a more detailed study of each such proposal and the issues implicated to determine whether such proposal is in the best interest of the Fund and its shareholders.

     You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling (800) 440-9341 to request a copy from the Proxy Voting Compliance Officer, or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn: Proxy Voting Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC's web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.

DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board of Trustees.


REDEMPTION IN-KIND

     The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemptions." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of the Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

     The Fund also may advertise its after-tax performance information. After-tax performance information is calculated on pre-liquidation and post-liquidation basis, by finding the average annual compounded rates of return, after taxes on distributions and redemptions, over the one, five and ten year periods that would equate the initial amount invested to the ending value, according to the following two formulas:

1. Average Annual Total Return (After Taxes on Distributions):

       P(1+T)n = ATVd

       Where:     P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions).
                  n        =        number of years
                  ATVd     =        ending value, after taxes on fund
                                    distribution but not after taxes on
                                    redemption, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are subject to the highest individual marginal federal income tax rates, that all dividends and distributions, less taxes due, are reinvested on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

2. Average Annual Total Return (After Taxes on Distributions and Redemption):

       P(1+T)n = ATVdr

       Where:     P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions).
                  n        =        number of years
                  ATVdr    =        ending value, after taxes on fund
                                    distributions and redemptions,
                                    at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions, less all taxes due, are reinvested on the reinvestment dates, that the dividends and distributions are subject to the highest individual marginal federal income and capital gains tax rates, that any capital losses from the redemption are fully deductible, that any sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. Because the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

STATUS AND TAXATION OF THE FUND

     The Fund was organized as a series of a business trust, but intends to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");
o    Diversify its investments in securities  within certain  statutory  limits;
     and
o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

     The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS FOR MORE DETAILED INFORMATION REGARDING THE ABOVE AND FOR INFORMATION REGARDING FEDERAL, STATE, LOCAL AND FOREIGN TAXES.

CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent, administrator, fund accountant and dividend disbursing agent. Certain Trustees and officers of the Trust are members of management of Unified and/or shareholders of the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,250 per Fund) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, and 0.030% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month).


ACCOUNTANTS

     The firm of Cohen McCurdy, Ltd., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending November 30, 2005. Cohen McCurdy will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Funds. Certain Trustees and officers of the Trust are employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of the Distributor), and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.


FINANCIAL STATEMENTS

     The Fund recently commenced operations and, as a result, has no financial statements.